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                                                                     Exhibit 4.2

(CERTIFICATE BORDER GRAPHIC)

Number                                                                    Shares
CFC

COMMON STOCK                                                        COMMON STOCK

                         COAST FINANCIAL HOLDINGS, INC.

               INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

      THIS CERTIFIES THAT





      is the owner of

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                         PAR VALUE $5.00 PER SHARE, OF

                         COAST FINANCIAL HOLDINGS, INC.

      The shares represented by this certificate are transferable only on the stock transfer books of Coast Financial Holdings, Inc., (the "Corporation") by the holder of record hereof, or by duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Secretary of the Corporation), to all of which provisions the holder by acceptance hereof, assents. The shares evidenced by this certificate are not of an insurable type and are not insured by the Federal Deposit Insurance Corporation. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

      IN WITNESS WHEREOF, COAST FINANCIAL HOLDINGS, INC., has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:

                              /s/ Brian P. Peters

                        EXECUTIVE VICE PRESIDENT AND CFO

                                (CORPORATE SEAL)
                         COAST FINANCIAL HOLDINGS, INC.
                                    CORPORATE
                                      SEAL
                                      2000
                                     FLORIDA

                             /s/ Gerald L. Anthony

                     PRESIDENT AND CHIEF EXECUTIVE OFFICER

                      SEE REVERSE FOR CERTAIN RESTRICTIONS

COUNTERSIGNED AND REGISTERED:
      REGISTRAR AND TRANSFER COMPANY
            (Cranford, NJ)
                  TRANSFER AGENT AND REGISTRAR

BY



                  AUTHORIZED SIGNATURE


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      THE CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT
CHARGE A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS AND SERIES AUTHORIZED TO BE ISSUED SO FAR AS THE SAME HAVE BEEN FIXED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF OTHER SERIES. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO ITS TRANSFER AGENT.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM    - as tenants in common
TEN ENT    - as tenants by the entireties
JT TEN     - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -  ____________Custodian____________
                       (Cust)               (Minor)

                     under Uniform Gifts to Minors

                     Act______________________________
                                  (State)

UNIF TRANS MIN ACT - ____________Custodian____________
                       (Cust)               (Minor)
                     under Uniform Transfers to Minors

                     Act______________________________
                                  (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE


________________________


________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of common stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer the said shares on the books of the within named Corporation, with full power of substitution in the premises.

Dated:_______________________



                     X__________________________________________________________

                     X__________________________________________________________

                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH
                        THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


By_____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.